UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

CARMAX AUTO OWNER TRUST 2014-2

(Issuing Entity with respect to Securities)

CARMAX BUSINESS SERVICES, LLC

(Sponsor with respect to Securities)

CARMAX AUTO FUNDING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-189212-04

(Commission File Number)

01-0794037

(Registrant’s IRS Employer Identification No.)

12800 Tuckahoe Creek Parkway

Richmond, VA 23238-1115

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 7, 2014, CarMax Business Services, LLC (“CarMax”) and CarMax Auto Funding LLC (the “Depositor”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $987,000,000 aggregate principal balance of various classes of Asset-backed Notes to be issued by CarMax Auto Owner Trust 2014-2 (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of October 17, 2013, as amended and restated by the Amended and Restated Trust Agreement to be entered into as of May 1, 2014, between the Depositor and U.S. Bank Trust National Association, as owner trustee. The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Notes (defined below).

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-189212), filed on June 10, 2013, as amended by Amendment No. 1 on June 21, 2013. It is anticipated that the Notes will be issued on or about May 14, 2014 (the “Issuance Date”).

The Underwriting Agreement is attached as Exhibit 1.1.

Item 8.01.	Other Events.

The registrant has filed a final prospectus supplement, dated May 7, 2014, setting forth a description of the collateral pool and the structure of $167,000,000 aggregate principal amount of the Class A-1 Asset-backed Notes (the “Class A-1 Notes”), $310,000,000 aggregate principal amount of the Class A-2 Asset-backed Notes (the “Class A-2 Notes”), $336,000,000 aggregate principal amount of the Class A-3 Asset-backed Notes (the “Class A-3 Notes”), $115,290,000 aggregate principal amount of the Class A-4 Asset-backed Notes (the “Class A-4 Notes”), $13,810,000 aggregate principal amount of the Class B Asset-backed Notes (the “Class B Notes”), $20,230,000 aggregate principal amount of the Class C Asset-backed Notes (the “Class C Notes”) and $24,670,000 aggregate principal amount of the Class D Asset-backed Notes (the “Class D Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”) by the Issuing Entity. Each of the Notes is being offered publicly for sale.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 7, 2014, by and among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Kirkland & Ellis LLP, dated as of May 9, 2014, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of May 9, 2014, with respect to tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarMax Auto Funding LLC

(Depositor)

Dated: May 9, 2014	By:	/s/ Andrew J. McMonigle
	Name:	Andrew J. McMonigle
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 7, 2014, by and among CarMax Business Services, LLC, as servicer, CarMax Auto Funding LLC, as depositor, and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Kirkland & Ellis LLP, dated as of May 9, 2014, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of May 9, 2014, with respect to tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

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